WARRANT NO. 1                                                  RIGHT TO PURCHASE
                                                                 400,000 Shares


                               CORE SYSTEMS, INC.
                              a Nevada corporation

                        WARRANT TO PURCHASE COMMON STOCK

                     Registered Owner: Safecrest (PAK) Ltd.


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FOR VALUE RECEIVED, Core Systems, Inc., a Nevada corporation (the "Corporation")
grants the following rights to the above-named registered owner of this WARRANT:

         (a) Issue. Upon tender to the Corporation (as defined in paragraph (e) hereof), the Corporation shall issue to the registered owner hereof the number of fully paid and nonassessable shares of Common Stock of the Corporation (the "Stock") specified in paragraph (b) hereof that the registered owner is otherwise entitled to purchase.

         (b) Number of Shares. The number of shares of Stock that the registered owner of this Warrant is entitled to receive upon exercise of this Warrant is 400,000 shares. The Corporation shall at all times reserve and hold available sufficient Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Corporation covenants and agrees that all Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of the Stock.

         (c) Exercise Price. The exercise price of this Warrant, the price at which the shares of Stock purchasable upon exercise of this Warrant may be purchased, is $0.25 per share (the "Exercise Price").

         (d) Exercise Period. This Warrant may only be exercised on or before a day that is two (2) years after the date of issuance of this Warrant ("Exercise Period"). If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

         (e) Tender. The exercise of this Warrant must be accomplished by actual delivery of the Exercise Price in cash, certified check or official bank draft in lawful money of the United States of America, and by actual delivery of a duly exercised form, a copy of which is attached to this Warrant as Exhibit "A", properly executed by the registered owner of this Warrant, and by surrender of this Warrant. The payment and exercised form must be delivered, personally or by mail, to the offices of the Corporation at 400 Burrard Street, Suite 1940, Vancouver, British Columbia, V6C 3A6, or at the Corporation's then-current address. Documents sent by mail shall be deemed delivered when received by the Corporation.

         (f) Legend. The shares of Stock (or the shares into which the Stock has been changed or converted) purchased upon the exercise of this Warrant ("Restricted Stock") or purchasable upon exercise of this Warrant ("Underlying Stock") shall not be transferable except upon conditions stated below, which are intended to insure compliance with federal and state


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securities laws. The certificates representing these shares of Stock, unless the same are registered prior to exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities have been acquired for investment and may not be sold, offered for sale or transferred in the absence of an effective registration under the Securities Act of 1933, as amended, and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Corporation that the transaction shall not result in a violation of state or federal securities laws."

         (g) Adjustment of and Changes in the Shares.

         1. Adjustments. If prior to exercise of this Warrant: (i) the shares of Underlying Stock are changed into a different number of shares by reason of reorganization, recapitalization, combination of shares, stock split, reverse stock split or reclassification; (ii) the Corporation declares and pays a stock dividend on the Stock; or (iii) the Corporation's Stock is changed into or exchanged for a different type of security due to any reorganization, recapitalization, reclassification or similar event, the Corporation shall make appropriate adjustments in the number of shares or kind of securities which you may purchase upon exercise of this Warrant so that your proportionate shareholding interest in the Corporation represented by the unexercised portion of this Warrant shall be maintained as before the event. Adjustments in this Warrant shall be made without change to the total price of the unexercised portion of this Warrant and with a corresponding adjustment in the Warrant price per share.

         2. No Additional Rights. No issuance by the Corporation of shares of stock of any class or securities convertible into shares of any class, or the conversion of such securities into shares of any class of stock, shall affect the number or price of shares subject to this Warrant, and no adjustment by reason thereof shall be made.

         3. No Limitation on Corporation's Rights. Nothing herein shall affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.


IN WITNESS WHEREOF, the Corporation has signed this Warrant by its duly authorized officers this 15th day of March, 2000.

                                        Core Systems, Inc.

CORPORATE SEAL
                                        By:  /s/ Ian Stuart
                                             ---------------------------------
                                        Title: President



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

                                    EXHIBIT A

(To be completed by the holder of the warrant to which this exhibit is attached to exercise the warrant and to purchase the stock purchasable upon exercise of the warrant.)

                               CORE SYSTEMS, INC.
                         400 Burrard Street, Suite 1940
                      Vancouver, British Columbia, V6C 3A6

The undersigned hereby; (1) irrevocably subscribes for and offers to purchase (___________) shares of Common Stock of Core Systems, Inc., pursuant to the warrant to which this exhibit is attached; (2) encloses payment of Dollars ($________) for these shares at a price of twenty five cents ($0.25) per share; and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.


Date:
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                                        (Registered Warrant Owner)

                                        BY:
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                                        ITS:
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                                        ----------------------------------------
                                        (Address of Warrant Owner)



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